                            Exhibit 10
       Consent of  Ernst & Young LLP, Independent Auditors

                                                                   Exhibit 10

                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our reports dated January 25, 1996, in Amendment No. 23 to the Registration Statement (Form N-4, No. 333-12197 and 811-4092) and related prospectus of First Variable Life Insurance Company.



                             /s/ Ernst & Young LLP
                             --------------------------
                             ERNST & YOUNG LLP



Boston, Massachusetts
December  20 , 1996